

HOUSEHOLD FINANCE CORPORATION
HFC CARD FUNDING CORPORATION
HOUSEHOLD CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1995-1

       The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Servicer"), pursuant to the Pooling and Servicing Agreement, dated as of December
1, 1995 (the "Pooling and Servicing Agreement"), by and among
HFC Card Funding Corporation,
as Transferor, the Servicer, and The Bank of New York, as
Trustee, does hereby certify
with respect to the information set forth below as follows:

1.Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2.Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.The undersigned is a Servicing Officer.

4.This Certificate relates to the Distribution Date occurring on August 15, 2000

5.Trust Information.


(a)The aggregate amount of Collections processed for the Due
Period Preceding such Distribution Date was equal to                   $119,893,614.50

(b)The aggregate amount of such Collections with respect to
Principal Receivables for the Due Period preceding such Distribution Date
was equal to                                                            $93,022,778.74
 ............................................................
(i)The total payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f)] is             9.092%



(c)The aggregate amount of such Collections with respect to
Finance Charge
and Administrative Receivables for the Due Period preceding
such Distribution Date was equal to ...................                 $26,870,835.76

(i)The gross cash yield, [ ((ii)+(iii)+(iv)+(v)+(vii)) * 12 / <f>] is          24.585%
(ii)The amount of such aggregate with respect to Finance Charge         $20,976,968.96
was equal to
(iii)The amount of such aggregate with respect to Fees was equal to      $4,035,170.84
(iv)The amount of such aggregate with respect to Interchange was         $1,002,524.67
equal to ..
(v)The amount of such aggregate with respect to Other Recoveries            $55,928.00
was equal to
(vi)The amount of such aggregate with respect to Principal                 $273,062.00
Recoveries was equal to ..

(d)The Gross Defaulted Amount for the preceding Due Period is            $7,602,725.98
(i)The annualized default rate, (d) *12 / (f),  is                              7.027%
<ii)The annualized net default rate, [(d)-(c)(vi)] *12 / (f), is                6.775%

(e)The Portfolio Yield for such Distribution Date [c(i) - d(ii)]               17.810%

(f)The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period or, if there were Additions or
Removals during the Due Period, the average balance for such Due
Period is equal to                                                   $1,298,264,093.08

(g)The total amount of Principal Receivables as of the last day
of the immediately preceding Due Period is                           $1,293,340,781.70

(h)The total amount of Principal Receivables in the Trust at the
beginning of the preceding Due Period                                $1,298,264,093.08

(k)The total amount of Finance Charge and Administrative
Receivables in the Trust as of the last day of the immediately
preceding Due Period                                                    $45,541,660.37
is (excludes discount option)...........

(l)The aggregate outstanding gross balance of the Accounts which were one payment (1-29 days) delinquent  as of the close of business on the last day of the calendar month preceding such Distribution
Date was equal to                                                       $56,157,418.15

(m)The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution
Date was equal to                                                       $19,416,429.13

(n)The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to                                          $38,592,575.23
equal to

(m)The aggregate amount of Trust Excess Principal Collections for such
Distribution Date is........................................            $31,485,084.64

(n)The aggregate amount of Principal Shortfalls for such                $20,678,838.43
Distribution Date is

(o)The Discount Option Date is .......................                    June 1, 1997

(p)The Discount Percentage .......................                              3.000%



6.Group One Information

(a)The Average Rate for Group One (the weighted average Certificate
Rate reduced to take into account any payments made pursuant to
interest rate agreements, if any ) is equal to                                  6.980%

(b)Group One Total Investor Collections is equal to                     $56,448,556.53

(c)Group One Investor Principal Collections is equal to                 $43,797,174.73

(d)Group One Investor Finance Charge and Administrative                 $12,651,381.79
Collections is equal to



<e> Group One Investor Additional Amounts is equal to                            $0.00

(f)Group One Investor Default Amount is equal to                         $3,579,530.98

(g)Group One Investor Monthly Fees is equal to                           $1,097,222.60

(h)Group One Investor Monthly Interest is equal to                       $3,319,080.98

7.Series 1995-1 Information

(a)The Series Adjusted Portfolio Yield for the Due Period
preceding such Distribution Date was equal to                                  16.536%

(b)The Series 1995-1 Allocation Percentage with respect to the
Due Period preceding such Distribution Date was equal to                       60.076%

(c)The Floating Allocation Percentage for the Due Period preceding
such  Distribution Date was equal to                                           78.372%

(d)The aggregate amount of Reallocated Finance Charge and
Administrative Collections for the Due Period preceding
such Distribution Date is equal to                                      $12,651,381.79

(e)The Floating Allocation Percentage of Series Allocable
Finance Charge and Administrative Collections for the Due Period
preceding such Distribution Date is equal to.                           $12,651,381.79

(f)Class A Invested Amount                                             $291,666,666.67

(g)The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was equal to                           53.165%

(h)The Class A Invested Percentage of the amount set forth in
Item 7(d) above was equal to                                             $6,726,048.79

(i)The amount of Class A Monthly Interest for such Distribution
Date is equal to                                                         $1,596,804.11

(j)The amount of any Class A Monthly Interest previously due but
not distributed on a prior Distribution Date is equal to                         $0.00

(k)The amount of Class A Additional Interest for such
Distribution Date is equal to                                                    $0.00

(l)The amount of any Class A Additional Interest previously due
but not distributed on a prior Distribution Date is equal to                     $0.00

(m)The Class A Investor Default Amount for such Distribution
Date is equal to                                                         $1,903,041.14

(n)The Allocable Servicing Fee for such Distribution Date is             $1,097,222.60
equal to.......................................

(o)The Class A Required Amount, if any, with respect to such
Distribution Date is equal to                                                    $0.00

(p)Class B Invested Amount                                             $214,286,000.00

(q)The Class B Invested Percentage for the Due Period preceding
such Distribution Date was equal to.                                            32.55%

(r)The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal to.                                             $4,117,994.55

(s)The amount of Class B Monthly Interest for such Distribution
Date is equal to                                                         $1,204,235.24

(t)The amount of any Class B Monthly Interest previously due but
not distributed on a prior Distribution Date is equal to                         $0.00

<u>The amount of Class B Additional Interest for such
Distribution Date is equal to........                                            $0.00

(v)The amount of any Class B Additional Interest previously due
but not distributed on a prior Distribution Date is equal to                     $0.00



(w)Class B Investor Default Amount for such Distribution Date is
equal to                                                                 $1,165,128.78

(x)The Collateral Invested Percentage of the amount set forth in
Item 7(d) above is equal to                                              $1,807,338.45

(y)The Series 1995-1 Principal Shortfall for such Distribution
Date is equal to                                                        $20,678,838.43

(z)The Series 1995-1 Excess Principal Collections is equal to           $20,678,838.43

(aa)The amount of Excess Finance Charge and Administrative
Collections with respect to such Distribution Date is equal to           $6,850,078.71

(bb)The amount of Excess Finance Charge and Administrative
Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
(i)to fund the Class A Required Amount, if any, with
respect to such Distribution Date                                                $0.00
(ii)to reimburse Class A Investor Charge-offs                                    $0.00
(iii)to pay current or overdue Class B Monthly Interest, Class B
Additional Interest or the Cumulative Excess Interest Amount                     $0.00
(iv)to fund the Class B Investor Default Amount with
respect to such Distribution Date                                        $1,165,128.78
(v)to reimburse certain previous reductions in the Class B
Invested Amount                                                                  $0.00
(vi)to pay the Collateral Monthly Interest for such Distribution
Date equal to                                                              $518,041.64
(vii)to pay any portion of the Allocable Servicing Fee not
paid pursuant to clause (i) above                                                $0.00
(viii)to fund the Collateral Investor Default Amount with
respect to such Distribution Date                                          $511,361.06
(ix)to make any required deposit in the Cash Collateral Account                  $0.00

(cc)The amount of Subordinated Principal Collections with
respect to such Distribution Date is equal to                           $20,512,608.74

(dd)The Principal Allocation Percentage is equal to                             78.37%

(gg)The total amount to be distributed to Class A Certificateholders
on such Distribution Date in payment of principal is equal to           $58,333,333.33

(hh)The total amount to be distributed to Class B Certificateholders
on such Distribution Date in payment of principal is equal to                    $0.00

(ii)The amount of Class A Investor Charge-Offs for such
Distribution Date is equal to                                                    $0.00

(jj)The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is equal to                               $0.00

(kk)The amount of Class B Investor Charge-Offs and other reductions
in the Class B Invested Amount for such Distribution Date is equal to            $0.00

(ll)The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is equal to                               $0.00

(mm)The Class A Invested Amount at the close of business on such
Distribution Date (after giving effect to all payments and adjustments
on such Distribution Date) will be equal to                            $233,333,333.33

(nn)The Class B Invested Amount at the close of business on such
Distribution Date (after giving effect to all payments and adjustments
on such Distribution Date) will be equal to                            $214,286,000.00

(oo)The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal
from the Collateral Account) was equal to                               $84,325,346.00

(pp)The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the
Collateral Account and payments to the Collateral Interest Holder on
such Distribution Date, will be equal to                                $74,603,135.19



(qq)The ratio of the Required Collateral Amount to the Class B
Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date,
will be equal to                                                               34.815%

(rr)The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will
be equal to                                                                      $0.00

8.Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions
on such Distribution Dates is equal to                                   $7,974,628.22

9.The total amount to be allocated according to the terms of the
Collateral Agreement on such Distribution Date is equal to              $14,895,799.68

10.Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to
this Series against deposits to the Collection Account) is equal to              $0.00

11.As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
(ii) the action taken by the Transferor and Servicer, if any, to remedy
such default and (iii) the current status of each such default; if                None
applicable, insert "None".

12.As of the date hereof, to the best knowledge of the undersigned, no
Amortization Event has been deemed to have occurred on or prior to
such Distribution Date.                                                          $0.00

13.As of the date hereof, to the best knowledge of the undersigned, no
Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien
consists of :   ____________________________________________).                   $0.00

14.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the amounts specified to be paid to the
Transferor, the Servicer, the Collateral Interest Holder and the
Certificateholders are all in accordance with the requirements of the
Pooling and Servicing Agreement.                                                 $0.00

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of August, 2000.

HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
      Servicing Officer



Household Finance Corporation
HFC Card Funding Corporation                                                 July 2000
Household Credit Card Master Trust I , Series 1995-1                      Aug 15, 2000


CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest                                $85.614482060
2. Principal distribution per $1,000 interest                            $83.333333333
3. Interest distribution per $1,000 interest                              $2.281148727
B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
(a) One-month LIBOR                                                              6.63%
(b) Spread                                                                       0.17%
(c) Class A Certificate Rate                                                     6.80%
2. Beginning Principal Amount                                          $291,666,666.67
3. Days in Interest Period                                                          29
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                                                  $119,893,614.50
(b) Collections of Finance Charge and Administrative Receivables        $26,870,835.76
(c) Collections of Principal                                            $93,022,778.74

2. Allocation of Receivables
(a) Class A Invested Percentage                                                 53.16%
(b) Principal Allocation Percentage                                             78.37%

3. Delinquent Balances
(a) Delinquent 5 - 29 days                                              $56,157,418.15
                                                                                 4.07%
(b) Delinquent 30 - 59 days                                             $19,416,429.13
                                                                                 1.41%
(c) Delinquent 60+ days                                                 $38,592,575.23
                                                                                 2.80%

4. Class A Investor Default Amount                                       $1,903,041.14

5. Class A Investor Charge-offs; Reimbursement of Charge-offs
(a) Class A Investor Charge-offs, if any, for the Distribution Date       $0.000000000
(b) The amount of Item 5.(a) per $1,000 interest                          $0.000000000
(c) Total reimbursed to Trust in respect of Class A Investor Charge-offs  $0.000000000
(d) The amount of Item 5.(c) per $1,000 interest                          $0.000000000
(e) The amount, if any, by which the outstanding principal balance of     $0.000000000
the Class A Certificates exceeds the class A Invested Amount as of the end of the Distribution Date

6. Allocable Servicing Fee paid for the Distribution Date                $1,097,222.60

7. Deficit Controlled Amortization Amount for the Distribution Date       $0.000000000

8. Discount Option Date                                              $35,582.000000000

9. Discount Percentage                                                           3.00%

D.Class A Pool Factor                                                     $0.333333333

E. Receivables Balances
1. Principal Receivables as of the last day of the preceding Due     $1,293,340,781.70
Period
2. Finance Charge and Administrative Receivables as of the last day     $45,541,660.37
of the preceding Due Period

F.Class B Certificates
1. Class B Invested Amount as of the end of the Distribution Date      $214,286,000.00
2. Available Collateral Invested Amount as of the end of the            $74,603,135.19
Distribution Date




Household Finance Corporation
HFC Card Funding Corporation
Household Credit Card Master Trust I , Series 1995-1


CLASS B CERTIFICATEHOLDER'S STATEMENT


A.Information Regarding Distributions

1. Total distribution per $1,000 interest                                 $5.619756944
2. Principal distribution per $1,000 interest                             $0.000000000
3. Interest distribution per $1,000 interest                              $5.619756944

B. Calculation of Class B Interest


1. Calculation of Class B Certificate Rate
(a) One-month LIBOR                                                              6.63%
(b) Spread                                                                       0.35%
(c) Class B Certificate Rate                                                     6.98%
2. Beginning Invested Amount                                           $214,286,000.00
3. Days in Interest Period                                                          29

C. Performance of Trust

1. Collections of Receivables
(a) Total Collections                                                  $119,893,614.50
(b) Collections of Finance Charge and Administrative Receivables        $26,870,835.76
(c) Collections of Principal                                            $93,022,778.74

2. Allocation of Receivables
(a) Class B Invested Percentage                                                 32.55%
(b) Principal Allocation Percentage                                             78.37%

3. Delinquent Balances

(a) Delinquent 5 - 29 days                                              $56,157,418.15
                                                                                 4.07%
(b) Delinquent 30 - 59 days                                             $19,416,429.13
                                                                                 1.41%
(c) Delinquent 60+ days                                                 $38,592,575.23
                                                                                 2.80%

4. Class B Investor Default Amount                                       $1,165,128.78

5. Class B Investor Charge-offs; Reimbursement of Charge-offs

(a) Class B Investor Charge-offs, if any, for the Distribution Date              $0.00
(b) The amount of Item 5.(a) per $1,000 interest                                 $0.00
(c) Total reimbursed to Trust in respect of Class B Investor Charge-offs         $0.00
<d) The amount of Item 5.(c) per $1,000 interest                                 $0.00
(e) The amount, if any, by which the outstanding principal balance of            $0.00
the Class B Certificates exceeds the Class B Invested Amount as of the end of the Distribution Date

6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the end of the Distribution Date         $0.00
<b) Available Cash Collateral Amount as a percent of the Class B Invested        $0.00
Amount, each at the end of the Distribution Date

7. Available Collateral Invested Amount                                 $74,603,135.19

8. Deficit Controlled Amortization Amount for the Distribution Date              $0.00

9. Discount Option Date                                                   June 1, 1997

10. Discount Percentage                                                          3.00%

D.Class B Pool Factor                                                     $1.000000000

E. Receivables Balances

1. Principal Receivables as of the last day of the preceding Due     $1,293,340,781.70
Period
2. Finance Charge and Administrative Receivables as of the last         $45,541,660.37
day